MANAGER, FOUNDER AND INVESTMENT ADVISER
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Gary C. Cornia
   William L. Ensign
   Diana P. Herrmann
   Anne J. Mills
   R. Thayne Robson

OFFICERS
   Diana P. Herrmann, President
   Jerry G. McGrew, Senior Vice President
   Kimball L. Young, Senior Vice President
   Thomas S. Albright, Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   100 East Broad Street
   Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC INC.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.



ANNUAL
REPORT

JUNE 30, 2001

[Logo of Tax-Free Fund for Utah: a rectangle containing desert boulders with the sun rising behind them]

                                TAX-FREE FUND FOR
                                      UTAH

                          A TAX-FREE INCOME INVESTMENT

[Logo of Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                             AQUILASM GROUP OF FUNDS

[Logo of Tax-Free Fund for Utah: a rectangle containing desert boulders with the sun rising behind them]


                             TAX-FREE FUND FOR UTAH

                                  ANNUAL REPORT

              "THE MANY BENEFITS OF MUNICIPAL BOND FUND INVESTING"

                                                                 August 15, 2001



Dear Fellow Shareholder:

     We have found over the years that it never hurts to reinforce for shareholders the fundamentals of Tax-Free Fund For Utah and the reasons for investing in the Fund. Therefore, this Annual Report letter will provide you with a brief synopsis of the benefits of investing in the Fund.

CAPITAL PRESERVATION

     In general, a primary reason for investing in a municipal bond fund, such as Tax-Free Fund For Utah, is capital preservation. In simple terms, Tax-Free Fund For Utah is managed to help you keep the capital that you have. Therefore, the Fund's share price does not experience the dramatic highs and lows that can be witnessed by other types of investments, such as common stock funds.

     As the following chart illustrates, Tax-Free Fund For Utah's objective of achieving a relatively stable share price, or net asset value, has been highly successful.* Since inception, the share price of the Fund has experienced relatively little volatility. This allows shareholders to "SLEEP WELL AT NIGHT," without worrying that their investment of today in the Fund could be substantially less tomorrow.


[Graphic of a bar chart with the following information:]

     SHARE NET ASSET VALUE

       7/24/92     $9.60
       12/31/92    $9.57
       12/31/93   $10.14
       12/31/94    $8.95
       12/31/95   $10.05
       12/31/96    $9.92
       12/31/97   $10.22
       12/31/98   $10.29
       12/31/99    $9.21
       12/31/00    $9.69
       6/30/01     $9.65

TAX-FREE INCOME

     Obviously, there is substantially more to investing in the Fund than retaining the value of your capital. If there was only retention of your capital value, a piggy bank could serve as just an appropriate means.

     Another substantial benefit that you gain from an investment in Tax-Free Fund For Utah is that of obtaining monthly income that is DOUBLE TAX-FREE.** The Fund pays you TAX-FREE DIVIDENDS - month in and month out. These dividends can be used by you to help you pay your living expenses, or they can be reinvested in additional shares of the Fund, thereby gaining for you the benefits of compounding.

     It is important for you to fully recognize just what TAX-FREE DIVIDENDS mean to you. As the chart below illustrates, a 5% TAX-FREE RETURN on your investment can equate to a taxable return of 8.5%, depending on your personal tax bracket.***

[Graphic of a bar chart with the following information:]

                      Tax-Free Yield                Taxable Equivalent Yield
                            4%                                6.8%
                            5%                                8.5%
                            6%                                10.3%


HIGH-QUALITY, CONTROLLED MATURITY, AND DIVERSIFICATION

     How does Tax-Free Fund For Utah strive to ensure that its objective of capital preservation and steady tax-free income is accomplished? This is achieved through very distinct management techniques utilized with construction of the Fund's portfolio.

     As you probably know, municipal securities have various credit ratings. These ratings attempt to measure the safety that the securities represent. With Tax-Free Fund For Utah, we specifically limit the credit ratings to those within the TOP FOUR categories - AAA, AA, A, AND BAA. We further ensure that, in general, the majority of securities in the Fund's portfolio are within the TOP TWO credit grades - AAA AND AA. Through active management of the Fund's portfolio, we very carefully monitor the quality characteristics of each investment. In this way, we intentionally strive to avoid "surprises" from any of the Fund's securities.

     Another factor that we feel is important is maturity level in the construction of the overall characteristics of the municipal bonds in the portfolio.

     As we have explained to you in the past, long-term bonds tend to produce a higher return than short-term bonds. However, such longer maturity bonds also experience a higher degree of volatility in their price.

     Therefore, we have structured the average maturity level of Tax-Free Fund For Utah to be at a somewhat intermediate level. This level is produced by choosing a "laddered" approach to the selection of bonds in terms of their maturity. We include both short-term and long-term bonds in the portfolio, so that the overall average of these maturities run at an intermediate level. In this way, we can capture a substantial amount of income available from the bonds, but avoid any undue level of volatility.

     The charts below illustrate the Fund's June 30, 2001 portfolio broken down by quality and maturity.


[Graphic of a pie chart with the following information:]


                    PORTFOLIO DISTRIBUTION BY QUALITY

             AAA                                       57.5%
             AA                                        18.2%
             A                                         6.2%
             Below A and not rated                     18.1%


[Graphic of a pie chart with the following information:]

                   PORTFOLIO DISTRIBUTION BY MATURITY

                  0-5 Years                             4.1%
                  5-10 Years                           14.8%
                  10-20 Years                          64.8%
                  20-30 Years                          16.3%



     The other factor we tend to emphasize is diversification of the individual municipal bonds. We want to have a number of bonds in the Fund's portfolio representing various locations in the State and various kinds of projects. In this way, we can assure ourselves that no one project, or area of the State, can have any significant adverse influence upon your investment in the Fund.

ENHANCING UTAH'S QUALITY OF LIFE

     But, just as important for all shareholders in the Fund is the fact that we are spreading the investments in the Fund around in such a way that enhances the quality of life of all shareholders as well as helping the economic development of the State.

     As we are sure you are aware, the economy of Utah is growing at a dynamic rate. As this growth takes place, new and additional municipal projects are needed for the benefit of the citizens of Utah and its various communities. These projects include schools, highways, recreational facilities, and a whole array of useful public purpose facilities. These projects contribute to the economic development of Utah and provide a high quality of life for its citizens.

     Highlighted below are just a few of the projects that your investment in Tax-Free Fund For Utah has helped to bring to fruition.****

         [Photo: UNIVERSITY OF UTAH]

         [Photo: SALT LAKE CITY INTERNATIONAL AIRPORT]

         [Photo: UTAH TRANSIT AUTHORITY, LIGHT RAIL]

         [Photo: SINGLE FAMILY MORTGAGE BONDS FOR UTAH HOUSING]

DEDICATED MANAGEMENT TEAM

     Everyone associated with Tax-Free Fund For Utah is dedicated to providing you with the best possible investment through your shares of the Fund. We do this not only through the points we have detailed above, but also through frequent contact with you, and our other shareholders. We work diligently to keep you informed of current happenings in the investment world - in simple, easy-to-understand language. Unlike many fund groups, we actively encourage and offer you the opportunity to voice your opinions and concerns. And, we listen and respond to your ideas.

     We sincerely believe that Tax-Free Fund For Utah is "AN INVESTMENT YOU AND UTAH CAN COUNT ON."


     We well recognize that you have entrusted your hard-earned dollars to our care. It is a responsibility which we take very seriously. Rest assured that we will continue to do our utmost to merit your confidence.

                                   Sincerely,


Diana P. Herrmann                             Lacy B. Herrmann
President                                     Chairman of the Board of Trustees


* The chart illustrates the record of Net Asset Value Price since the Fund's inception. Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** For certain investors, some dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT).

*** This chart assumes a 36% Federal and 7% State tax rate and is for illustrative purposes only. As you are aware, new tax brackets have been put into place through passage of the Federal Tax Act enacted this year. This new change, which went into effect on July 1, 2001, will have a minimal effect upon the overall illustration. The difference between a taxable investment and a tax-free investment remains valid regardless of your particular tax bracket. Results shown are not indicative of past or future performance of any investment offered by Aquila.

**** Since the portfolio is subject to change, the Fund may not necessarily currently own securities in these specific projects.

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund For Utah at its inception in July, 1992 and maintaining this investment through the Fund's latest fiscal year-end, June 30, 2001 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

                                                                    Fund's Class A Shares
          Lehman Brothers Quality Intermediate
                  Municipal Bond Index                   Without Sales Charge         With Sales Charge        Cost of Living Index
  7/92                  $10,000                              $ 9,600                        $10,000                    $10,000
  6/93                   10,961                               10,514                         10,953                     10,270
  6/94                   11,105                               10,460                         10,896                     10,526
  6/95                   11,992                               11,509                         11,988                     10,846
  6/96                   12,658                               12,094                         12,598                     11,152
  6/97                   13,524                               13,160                         13,708                     11,401
  6/98                   14,605                               14,233                         14,826                     11,593
  6/99                   15,047                               14,400                         15,000                     11,821
  6/00                   15,654                               14,482                         15,086                     12,263
  6/01                   17,037                               15,744                         16,400                     12,662


                                     AVERAGE ANNUAL TOTAL RETURN
                                    FOR PERIODS ENDED JUNE 30, 2001
                                    -------------------------------
                                                            SINCE
                                     1 YEAR    5 YEARS    INCEPTION
                                    --------  ---------  ----------
Class A (7/24/92)
   With Sales Charge ..........      4.36%      4.39%       5.21%
   Without Sales Charge .......      8.72       5.25        5.69

Class C (5/21/96)
   With CDSC ..................      6.48       4.20        4.31
   Without CDSC ...............      7.52       4.20        4.31

Class Y (5/21/96)
   No Sales Charge ............      9.05       5.58        5.65
Lehman Index ..................      8.84       6.12        6.10*  (Class A)

                                                            5.91** (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

Previously, the Fund's performance was compared to the Lehman Brothers Municipal Bond Index rather than the Lehman Brothers Quality Intermediate Municipal Bond Index. A change was made by the Fund because it provides a better basis of comparison due to the more intermediate nature of the portfolio's duration. During the Fund's fiscal year ended June 30, 2001, an investment in the Fund's Class AShares (without sales charge) increased 8.72% whereas the Lehman Brothers Quality Intermediate Municipal Bond Index increased 8.84% and the Lehman Brothers Municipal Bond Index increased 9.98%.

*  From commencement of operations on 7/24/92.
** From commencement of operations on 5/21/96.

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE



PORTFOLIO MANAGER'S ANALYSIS

FISCAL 2001 REVIEW

     The latest fiscal year, July 1, 2000 through June 30, 2001, saw fairly steady declines in interest rates on the shorter end of the maturity range. AAA rated General Obligation municipal bonds with a 4-year maturity ended at 3.56%, near the bottom of the years' range of 3.48% to 4.75%. Intermediate and longer municipal bond rates also declined early in the period but have tracked higher since mid-January. Municipal yields RELATIVE to U.S Treasury yields were attractive over most of the period and continue to be attractive at this time. Generic 10-year municipals ended the period yielding about 82% of treasuries, which is down slightly from the 85% of one year ago.



FISCAL 2002 STRATEGY

     The Federal Reserve has aggressively expanded money supply and lowered short-term interest rates over the past several quarters. However, the economy continues to be stagnant in response to prior moves to tighten money supply and rein in growth. Technology has been hit particularly hard as management of these companies miscalculated the pull-back of corporate spending initiatives since the completion of Y2K preparation and the creation of a dot.com presence. This inventory workdown is likely to last for some time yet. As such, there should continue to be a favorable backdrop from the economy for solid performance of municipal bonds.

     Looking beyond the next several months we would anticipate a recovery of the U.S. and world economies. As such, we have moved to a shorter effective maturity than was present a year ago. This should produce low volatility relative to the market, yet a satisfactory return to investors.


     The Utah municipal market continues to benefit from conservative fiscal management in most municipalities. To add value in the Fund we have looked to add quality bonds in the housing sector, smaller community bonds, and selected situations, such as securities that we feel provide a high likelihood of being advance refunded. We think there is opportunity in purchasing securities that fit into these higher returning categories. The magnitude of yield differences between Utah municipal securities and those of other states regarding comparable quality bonds has continued to be unusually high. We feel that this is likely to continue in light of recent legislation that makes Utah-issued bonds more attractive for Utah residents. Overall, we hope to continue to find securities that will help us increase the relative yield, lower the volatility and improve the total return.

     As of August 1, 2001, Zions Bank ceased being the Investment Sub-Adviser for the Fund and Aquila Management Corporation is providing this function of portfolio management to the Fund, through highly experienced individuals, in addition to the other functions it currently provides to the Fund. Management believes this is a positive move which will benefit all shareholders.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the AquilaSM Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the AquilaSM Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the AquilaSM Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP: three solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund For Utah:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Fund For Utah, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund For Utah as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

New York, New York
July 18, 2001

                             TAX-FREE FUND FOR UTAH
                            STATEMENT OF INVESTMENTS
                                  JUNE 30, 2001


                                                                                   RATING
   FACE                                                                            MOODY'S/
  AMOUNT         GENERAL OBLIGATION BONDS (20.0%)                                    S&P             VALUE
-----------      ---------------------------------------------------------------   --------       ------------
                 CITY, COUNTY AND STATE (9.3%)
                 ---------------------------------------------------------------

                 Brian Head, Utah,
$   405,000         6.50%, 03/15/24 ............................................   NR/NR*         $    436,894
                 Clearfield City Utah, MBIA Insured,
  2,095,000         5.125%, 02/01/18 ...........................................   NR/AAA            2,095,000
                 Hurricane, Utah, Asset Guaranty Insured,
    295,000         5.40%, 11/01/09 ............................................    NR/AA              313,806
                 Indianapolis, Indiana Local Public Improvement,
    100,000         6.00%, 1/10/18 .............................................   Aaa/AAA             105,500
                 Weber County, Utah Unlimited Tax, FGIC Insured,
    400,000         5.625%, 01/15/11 ...........................................   Aaa/AAA             412,500
                                                                                                  ------------
                                                                                                     3,363,700
                                                                                                  ------------

                 SCHOOL DISTRICT (8.6%)
                 ---------------------------------------------------------------
                 Jackson & Williamson County, Illinois School District,
                    AMBAC Insured
  1,000,000         6.25%, 12/01/16 ............................................   Aaa/AAA           1,110,000
  1,000,000         6.50%, 12/01/18 ............................................   Aaa/AAA           1,108,750
                 Jordan Utah School District, School Board Guarantee,
    270,000         5.00%, 06/15/04 ............................................   Aaa/AAA             281,475
                 Nebo Utah School District
    440,000         5.50%, 07/01/11 ............................................   Aaa/AAA             474,650
                 Rich County Utah School, School District
    120,000         5.50%, 12/15/09 ............................................   NR/NR*              124,200
                                                                                                  ------------
                                                                                                     3,099,075
                                                                                                  ------------

                 TAX ALLOCATION (2.1%)
                 ---------------------------------------------------------------
                 Brigham City Utah Tax Allocation, FSA Insured
    140,000         5.50%, 06/15/11 ............................................   Aaa/AAA             146,650
                 Ogden Utah Neighborhood Dev. Agy. Tax Allocation
    570,000         zero coupon, 12/30/05 ......................................    A3/NR              456,713
                 Salt Lake City Utah Redev. Wash. Blvd. Project
                    Tax Increment,
    170,000         5.80%, 03/01/15 ............................................    NR/A               173,825
                                                                                                  ------------
                                                                                                       777,188
                                                                                                  ------------


                    Total General Obligation Bonds .............................                     7,239,963
                                                                                                  ------------

                 REVENUE BONDS (77.4%)
                 ---------------------------------------------------------------

                 EDUCATION (5.7%)
                 Salt Lake City, Utah Westminster College
  1,000,000         5.75%, 10/01/27 ............................................   NR/BBB              952,500
                 Salt Lake County Utah Westminster College Project
    115,000         5.05%, 10/01/10 ............................................   BBB/NR              113,419
                 Southern Utah University Revenue
    375,000         6.30%, 06/01/16 ............................................   NR/NR*              384,843
                 University of Utah Revenue Refunding, (Biology
                    Research Facilities), MBIA Insured,
    200,000         5.50%, 04/01/11 ............................................   Aaa/AAA             209,500
                 Weber St. University Utah Rev. Student Facs. Sys.
                    Series A,
    425,000         5.250%, 04/01/19 ...........................................    NR/AA              421,813
                                                                                                  ------------
                                                                                                     2,082,075
                                                                                                  ------------

                 HEALTH (9.0%)
                 ---------------------------------------------------------------
                 Horizon Hospital System Authority, Pennsylvania
    300,000         6.35%, 05/15/16 ............................................   NR/BBB              292,500
                 Lufkin Texas Health Facs. Mem.  Health  System
    495,000         6.875%, 02/15/26 ...........................................   NR/BBB-             464,681
                 Minneapolis & St. Paul Minnesota
    400,000         6.90%, 10/15/22 ...........................................    Baa1/BBB+           404,000
                 Pike Cnty. Ohio Hospital Facs. - Pike
                    Community Hospital,
    400,000         6.35%, 07/01/07 ............................................   NR/NR*              393,500
                 Salt Lake City Utah Hospital Revenue - IHC
                    Hospitals Inc.,
    160,000         6.25%, 02/15/23 ............................................   Aa2/AA+             163,600
                 Utah County, Utah Hospital Revenue, IHC Health
                    Services, MBIA Insured,
  1,000,000         5.25%, 08/15/21 ............................................   Aaa/AAA             997,500
                 Wisconsin State Health, Hess Memorial Hospital
    500,000         7.875%, 11/01/22 ...........................................   NR/NR*              525,000
                                                                                                  ------------
                                                                                                     3,240,781
                                                                                                  ------------

                 HOUSING (15.7%)
                 ---------------------------------------------------------------
                 Colorado Housing Authority,
    630,000         6.75%, 10/01/21 ............................................   Aa2/NR              688,275
                 Idaho Housing Finance Agency FHA, VA,
                    FMHA Mortgages,
    175,000         6.40%, 07/01/12 ............................................   Aa1/NR              183,313
    160,000         6.60%, 07/01/15 ............................................   Aaa/NR              169,000
                 Nevada Housing Division FHA/VA Mortgages
    230,000         6.55%, 10/01/11 ............................................   Aa2/NR              242,362
                 Provo City Utah Housing Authority, GNMA
    500,000         Collateralized, 5.80%, 07/20/22 ............................   Aaa/NR              512,500
                 Utah State Housing Finance Agency
     75,000         6.15%, 07/01/16 Senior Issue A-1 ...........................   Aaa/AAA              77,343
    330,000         5.00%, 7/01/09 Series F ....................................   Aaa/AAA             344,025
     85,000         4.80%, 7/01/10 Series G-1 Class 1 ..........................   Aaa/AAA              87,019
                 Utah State Housing Finance Agency, Single Family
                    Housing Mortgage Revenue
    185,000         7.25%, 07/01/11 Mezzanine Series G-1 .......................   Aa2/AA              194,944
    170,000         6.60%, 07/01/11 Series E-1 .................................    NR/AA              178,500
    155,000         6.35%, 07/01/11 Series 1994C ...............................   Aa2/NR              162,556
    470,000         6.90%, 07/01/12 Senior Issue B-2 ...........................   NR/AAA              479,400
  1,340,000         5.65%, 07/01/16 Series 1994C ...............................   Aaa/AAA           1,378,525
                 Washington State Housing, Single Family Housing
                    Mortgage Revenue,
    570,000         6.05%, 12/01/16 ............................................   Aaa/NR              597,787
                 West Jordan Utah Multi-Family Housing, FSA Insured
    360,000         6.80%, 01/01/15 ............................................   Aaa/AAA             378,900
                                                                                                  ------------
                                                                                                     5,674,449
                                                                                                  ------------

                 INDUSTRIAL DEVELOPMENT (3.7%)
                 ---------------------------------------------------------------
                 Jordanelle, Utah Spl. Svc. Improvement District
    500,000         8.00%, 10/01/11 ............................................   NR/NR*              506,875
                 Salt Lake Industrial Development Revenue
    395,000         5.90%, 09/01/04, LOC - Wells Fargo Bank ....................   Aa1/NR              399,890


                 Sandy City, Utah Industrial Development, H Shirley
                    Wright Project, Refunding Bonds,
                    LOC Olympus Bank,
    250,000         6.125%, 08/01/16 ...........................................   NR/AAA              259,688
                 West Valley City, Utah Development Agency Tax Inc.,
    170,000         6.00%, 03/01/24 ............................................    NR/A-              173,187
                                                                                                  ------------
                                                                                                     1,339,640
                                                                                                  ------------

                 LEASE (17.3%)
                 ---------------------------------------------------------------
                 Lehi, Utah Municipal Building Lease Revenue,
                    Building Revenue,
  1,020,000         5.500%, 06/15/15, AMBAC Insured ............................   Aaa/NR            1,063,350
                 Salt Lake City, Utah Municipal Building Authority
  1,120,000         6.00%, 10/15/14 ............................................   Aa2/AA            1,183,000
                 Salt Lake County, Utah Municipal Building Authority,
                    Lease Revenue A,
  1,585,000         5.85%, 10/01/17, Prerefunded 4/01/07 .......................   Aa3/AA-           1,644,438
                 St. George, Utah Interlocal Agency Revenue,
                    AMBAC Insured,
  1,000,000         5.125%, 12/01/17 ...........................................   NR/AAA            1,003,750
                 Sandy City Utah Muni. Bldg. Auth., AMBAC Insured
    700,000         5.600%, 06/15/15 ...........................................   Aaa/NR              736,750
                 Utah State Building Ownership Authority
    350,000         5.75%, 08/15/08 ............................................   Aa1/AA              356,562
                 Utah State Municipal Finance Corp. Local
                    Government Revenue,
    250,000         6.40%, 08/01/09 ............................................    A1/A               256,918
                                                                                                  ------------
                                                                                                     6,244,768
                                                                                                  ------------

                 TRANSPORTATION (6.7%)
                 ---------------------------------------------------------------
                 Michigan St. Trunk Line
    150,000         5.50%, 10/01/21 ............................................   Aa3/AA              150,938
                 Salt Lake City, Utah Airport Revenue, FGIC Insured,
                    Series B,
    875,000         5.875%, 12/01/12 ...........................................   Aaa/AAA             923,125
    310,000         5.875%, 12/01/18 ...........................................   Aaa/AAA             323,563


                 Utah Transit Authority Sales, FSA Insured
  1,000,000         5.400%, 12/15/16 ...........................................   NR/AAA            1,026,250
                                                                                                  ------------
                                                                                                     2,423,876
                                                                                                  ------------

                 U.S. GOVERNMENT ESCROW (0.7%)
                 ---------------------------------------------------------------

                 Maricopa County Arizona, MBIA Insured,
                    escrowed to maturity
    250,000         7.00%, 12/01/13 ............................................   Aaa/AAA             256,520
                                                                                                  ------------

                 UTILITY (7.1%)
                 ---------------------------------------------------------------

                 Intermountain Power Agency Utilities Light & Power
                    Service, Utah MBIA Insured
    775,000         5.00%, 07/01/12 ............................................   Aaa/AAA             780,028
                 Salem Utah Electric Revenue
    125,000         5.30%, 11/01/07 ............................................   NR/NR*              128,906
    130,000         5.35%, 11/01/08 ............................................   NR/NR*              133,738
    140,000         5.40%, 11/01/09 ............................................   NR/NR*              143,850
                 Springville Utah Electric Revenue
    550,000         5.60%, 03/01/09 ............................................   Baa1/NR             571,312
                 Utah Association Municipal Power Systems Revenue
    790,000         5.25%, 12/01/09 ............................................    NR/A               831,475
                                                                                                  ------------
                                                                                                     2,589,309
                                                                                                  ------------

                 WATER AND SEWER (11.5%)
                 ---------------------------------------------------------------
                 Ashley Valley, Utah, AMBAC Insured
    515,000         9.50%, 01/01/08 ............................................   Aaa/AAA             589,675
                 Eagle Mountain, Utah Water and Sewer
    750,000         5.80%, 11/15/16 ............................................    NR/A               746,250
                 St. George, Utah Water Revenue, AMBAC Insured
    300,000         5.375%, 06/01/16 ...........................................   Aaa/AAA             303,000
                 Salt Lake City, Utah Water And Sewer Revenue,
                    AMBAC Insured
    500,000         5.75%, 02/01/13 ............................................   Aaa/AAA             518,125
                 Sandy City Utah Water Improvement Water
                    Rev. Service
    100,000         AMBAC Insured,  5.40%, 07/01/07 ............................   Aaa/AAA             104,125


                 Utah Water Finance Agency Revenue
    800,000         5.500%, 10/01/14 ...........................................   Aaa/AAA             838,000
                 Weber-Box Elder, Utah Conservation District
                    Water Revenue
    200,000         6.45%, 11/01/14 ............................................   Baa3/NR             210,750
    200,000         6.500%, 11/01/19 ...........................................   Baa3/NR             206,250
    335,000         6.90%, 11/01/20 ............................................   Baa3/NR             353,006
                 White City Water Improvement, Utah, AMBAC Insured
    300,000         5.90%, 02/01/22 ............................................   Aaa/AAA             310,500
                                                                                                  ------------
                                                                                                     4,179,681
                                                                                                  ------------
                    Total Revenue Bonds ........................................                    28,031,099
                                                                                                  ------------

                      Total Investments (cost $34,375,985**) ...................    97.4%           35,271,062
                      Other assets less liabilities ............................     2.6               929,062
                                                                                   -------        ------------
                      Net Assets ...............................................   100.0%         $ 36,200,124
                                                                                   =======        ============


* Any security not rated must be determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four ratings if a credit rating were to be assigned by a rating service.

**   Cost for Federal tax purposes is substantially identical.

                                       PORTFOLIO ABBREVIATIONS:

                    AMBAC   - American Municipal Bond Assurance Corp.
                    FGIC    - Financial Guaranty Insurance Co.
                    FSA     - Financial Security Assurance
                    LOC     - Letter of Credit
                    MBIA    - Municipal Bond Investors Assurance Corp.


                  See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2001

ASSETS
   Investments at value (cost $34,375,985) ...............................................       $ 35,271,062
   Cash ..................................................................................            703,538
   Interest receivable ...................................................................            546,135
   Receivable for investment securities sold .............................................            145,000
   Receivable for Fund shares sold .......................................................             65,129
   Due from Manager for reimbursement of expenses (note 3) ...............................              7,286
                                                                                                 ------------
   Total assets ..........................................................................         36,738,150
                                                                                                 ------------

LIABILITIES
   Payable for investment securities purchased ...........................................            437,330
   Dividends payable .....................................................................             30,592
   Distribution fees payable .............................................................             20,382
   Payable for Fund shares redeemed ......................................................              5,932
   Management fee payable ................................................................              1,748
   Accrued expenses ......................................................................             42,042
                                                                                                 ------------
   Total liabilities .....................................................................            538,026
                                                                                                 ------------

NET ASSETS ...............................................................................       $ 36,200,124
                                                                                                 ============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share ....       $     37,519
   Additional paid-in capital ............................................................         38,173,096
   Net unrealized appreciation on investments (note 4) ...................................            895,077
   Accumulated net realized loss on investments ..........................................         (2,874,976)
   Distributions in excess of net investment income ......................................            (30,592)
                                                                                                 ------------
                                                                                                 $ 36,200,124
                                                                                                 ============

CLASS A
   Net Assets ............................................................................       $ 34,320,913
                                                                                                 ============
   Capital shares outstanding ............................................................          3,557,078
                                                                                                 ============
   Net asset value and redemption price per share ........................................       $       9.65
                                                                                                 ============
   Offering price per share (100/96 of $9.65 adjusted to nearest cent) ...................       $      10.05
                                                                                                 ============

CLASS C
   Net Assets ............................................................................       $  1,874,088
                                                                                                 ============
   Capital shares outstanding ............................................................            194,339
                                                                                                 ============
   Net asset value and offering price per share ..........................................       $       9.64
                                                                                                 ============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) .........................................       $       9.64*
                                                                                                 ============


CLASS Y
   Net Assets ............................................................................       $      5,123
                                                                                                 ============
   Capital shares outstanding ............................................................                529
                                                                                                 ============
   Net asset value, offering and redemption price per share ..............................       $       9.68
                                                                                                 ============

                 See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:

     Interest income ..........................................                         $ 1,904,870

Expenses:

     Management fee (note 3) ..................................     $   175,548
     Distribution and service fees (note 3) ...................          79,877
     Legal fees ...............................................          44,787
     Trustees' fees and expenses (note 9) .....................          26,899
     Transfer and shareholder servicing agent fees ............          26,137
     Shareholders' reports and proxy statements ...............          21,499
     Audit and accounting fees ................................          21,019
     Custodian fees ...........................................           5,774
     Registration fees and dues ...............................           3,299
     Insurance ................................................           1,693
     Miscellaneous ............................................          21,391
                                                                    -----------
     Total expenses ...........................................         427,923

     Management fee waived (note 3) ...........................        (154,482)
     Reimbursement of expenses by Manager (note 3) ............         (94,112)
     Expenses paid indirectly (note 7) ........................         (30,329)
                                                                    -----------
     Net expenses .............................................                             149,000
                                                                                        -----------
     Net investment income ....................................                           1,755,870

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized loss from securities transactions ...........        (451,219)
     Change in unrealized depreciation on investments .........       1,619,665
                                                                    -----------

     Net realized and unrealized gain on investments ..........                           1,168,446
                                                                                        -----------
     Net increase in net assets resulting from operations .....                         $ 2,924,316
                                                                                        ===========

                 See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED        YEAR ENDED
                                                                    JUNE 30, 2001     JUNE 30, 2000
                                                                    -------------     -------------
OPERATIONS:
   Net investment income ......................................     $  1,755,870      $  2,072,346
   Net realized loss from securities transactions .............         (451,219)       (2,423,756)
   Change in unrealized depreciation on investments ...........        1,619,665           218,825
                                                                    ------------      ------------
      Change in net assets from operations ....................        2,924,316          (132,585)
                                                                    ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
   Class A Shares:
   Net investment income ......................................       (1,762,985)       (2,161,485)
   Net realized gain on investments ...........................              -            (232,324)

   Class C Shares:
   Net investment income ......................................          (50,724)          (54,411)
   Net realized gain on investments ...........................              -              (6,288)

   Class Y Shares:
   Net investment income ......................................              (14)             (126)
   Net realized gain on investments ...........................              -                 (27)
                                                                    ------------      ------------
      Change in net assets from distributions .................       (1,813,723)       (2,454,661)
                                                                    ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 8):
   Proceeds from shares sold ..................................        4,448,499         3,752,027
   Reinvested dividends and distributions .....................          912,724         1,419,022
   Cost of shares redeemed ....................................       (5,478,718)      (16,299,972)
                                                                    ------------      ------------
      Change in net assets from capital share transactions ....         (117,495)      (11,128,923)
                                                                    ------------      ------------
      Change in net assets ....................................          993,098       (13,716,169)

NET ASSETS:
   Beginning of period ........................................       35,207,026        48,923,195
                                                                    ------------      ------------

   End of period ..............................................     $ 36,200,124      $ 35,207,026
                                                                    ============      ============


                 See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tax-Free Fund For Utah (the "Fund"), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 21, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 2001, there were no Class I shares outstanding. All classes of shares, represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to authorize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with the accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:



     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theFund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets.

     Zions First National Bank (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23 of 1% on the Fund's net assets.

     For the year ended June 30, 2001, the Fund incurred management fees of $175,548 of which $154,482 was voluntarily waived. Additionally, the Manager voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $94,112. Of this amount, $86,826 was paid prior to June 30, 2001 and the balance of $7,286 was paid in early July 2001.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.20% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 2001 service fees on Class A Shares amounted to $67,804, of which the Distributor received $2,107.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 2001, amounted to $9,055. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 2001 amounted to $3,018. The total of these payments with respect to Class C Shares amounted to $12,073, of which the Distributor received $5,641.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Utah, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 2001, total commissions on sales of Class AShares amounted to $70,153, of which the Distributor received $8,277.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 2001,  purchases of securities  and proceeds
from  the  sales  of  securities   aggregated   $15,405,280   and   $15,004,872,
respectively.

     At June 30, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $34,376,029 amounted to $957,564 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $62,531, for a net unrealized appreciation of $895,033.

     At June 30, 2001, the Fund has a capital loss carryover of $2,874,931 of which $415,533 expires on June 30, 2008 and $2,459,398 expires on June 30, 2009. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable that the gains so offset will not be distributed.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers' ability to meet their obligations.

     The Fund is also permitted to invest in tax-free municipal obligations of issuers in other states and U.S. territories meeting comparable quality standards and providing income which is exempt from both regular Federal and Utah income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Utah issuers are not available in the market. At June 30, 2001, the Fund had 18.5% of its net assets invested in 15 such municipal issues.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates.

7. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:


                                             YEAR ENDED                          YEAR ENDED
                                           JUNE 30, 2001                       JUNE 30, 2000
                                     --------------------------        ----------------------------
                                      SHARES          AMOUNT             SHARES           AMOUNT
                                     --------      ------------        ----------      ------------
CLASS A SHARES:
   Proceeds from shares sold ...      359,036      $  3,449,565           368,809      $  3,479,331
   Reinvested distributions ....       91,855           880,716           147,190         1,379,176
   Cost of shares redeemed .....     (547,686)       (5,257,047)       (1,646,401)      (15,430,650)
                                     --------      ------------        ----------      ------------
      Net change ...............      (96,795)         (926,766)       (1,130,402)      (10,572,143)
                                     --------      ------------        ----------      ------------

CLASS C SHARES:
   Proceeds from shares sold ...      103,261           993,933            29,475           272,693
   Reinvested distributions ....        3,337            32,002             4,256            39,837
   Cost of shares redeemed .....      (23,139)         (221,671)          (91,808)         (865,170)
                                     --------      ------------        ----------      ------------
      Net change ...............       83,459           804,264           (58,077)         (552,640)
                                     --------      ------------        ----------      ------------

CLASS Y SHARES:
   Proceeds from shares sold ...          515             5,001                 -                 3
   Reinvested distributions ....            1                 6                 1                 9
   Cost of shares redeemed .....            -                 -              (452)           (4,152)
                                     --------      ------------        ----------      ------------
      Net change ...............          516             5,007              (451)           (4,140)
                                     --------      ------------        ----------      ------------
Total transactions in Fund
   shares ......................      (12,820)     $   (117,495)       (1,188,930)     $(11,128,923)
                                     ========      ============        ==========      ============


9. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were six trustees, two of whom were affiliated with the Manager and are not paid any trustee fees. Trustee's fees paid during the year were at the annual rate of $3,400 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. the Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting of Shareholders. For the fiscal year ended June 30, 2001, such reimbursements averaged approximately $1,600 per Trustee.

     SUBSEQUENT EVENT - on August 1, 2001, Aquila Management Corporation began managing the Fund's investment portfolio. Zion's First National Bank had managed the Fund's investment portfolio from July 16, 1998 through July 31, 2001. By agreement with the Manager and the Fund it resigned on July 31, 2001.

                             TAX-FREE FUND FOR UTAH
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                Class A
                                                                           -----------------------------------------------------

                                                                                           Year Ended June 30,
                                                                           -----------------------------------------------------
                                                                            2001       2000       1999        1998        1997
                                                                           -------    -------    -------     -------     -------
Net asset value, beginning of period ...............................        $9.35      $9.88     $10.24       $9.94       $9.74
                                                                           -------    -------    -------     -------     -------

Income from investment operations:
   Net investment income ...........................................         0.48       0.48       0.49        0.52        0.52
   Net gain (loss) on securities (both realized and unrealized) ....         0.32      (0.44)     (0.36)       0.30        0.21
                                                                           -------    -------    -------     -------     -------
   Total from investment operations ................................         0.80       0.04       0.13        0.82        0.73
                                                                           -------    -------    -------     -------     -------

Less distributions (note 6):

   Dividends from net investment income ............................        (0.50)     (0.51)     (0.49)      (0.52)      (0.53)
   Distributions from capital gains ................................          -        (0.06)       -           -           -
                                                                           -------    -------    -------     -------     -------

   Total distributions .............................................        (0.50)     (0.57)     (0.49)      (0.52)      (0.53)
                                                                           -------    -------    -------     -------     -------

Net asset value, end of period .....................................        $9.65      $9.35      $9.88      $10.24       $9.94
                                                                           =======    =======    =======     =======     =======

Total return (not reflecting sales charge) .........................         8.72%      0.57%      1.19%      8.41%       7.72%

Ratios/supplemental data
   Net assets, end of period (in thousands) ........................       $34,321    $34,171    $47,251     $29,013     $29,071
   Ratio of expenses to average net assets .........................         0.48%      0.42%      0.45%       0.34%       0.28%
   Ratio of net investment income to average net assets ............         4.95%      5.06%      4.57%       5.06%       5.44%
   Portfolio turnover rate .........................................        44.17%     48.99%     87.49%      11.31%       5.09%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets .........................         1.11%      1.11%      1.04%       1.30%       1.32%
   Ratio of net investment income to average net assets ............          4.32%     4.37%      3.98%       4.10%       4.40%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .........................         0.39%      0.39%      0.38%       0.33%       0.27%

Note: Effective July 16, 1998, Zions First National Bank became the Fund's Investment Sub-Adviser replacing First Security Investment Management, Inc.

                 See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                              Class C
                                                                -----------------------------------------------------------------
                                                                                        Year Ended June 30,
                                                                -----------------------------------------------------------------
                                                                 2001          2000            1999           1998          1997
                                                                ------        ------          ------         ------        ------
Net asset value, beginning of period ...................        $9.35         $9.87           $10.23         $9.94         $9.74
                                                                ------        ------          ------         ------        ------
Income (loss) from investment operations:
   Net investment income ...............................         0.38          0.38            0.38           0.41          0.44
   Net gain (loss) on securities (both
      realized and unrealized) .........................         0.31         (0.42)          (0.35)          0.29          0.21
                                                                ------        ------          ------         ------        ------
Total from investment operations .......................         0.69         (0.04)           0.03           0.70          0.65
                                                                ------        ------          ------         ------        ------
Less distributions (note 6):
   Dividends from net investment income ................        (0.40)        (0.42)          (0.39)         (0.41)        (0.45)
   Distributions from capital gains ....................          -           (0.06)            -              -             -
                                                                ------        ------          ------         ------        ------
   Total distributions .................................        (0.40)        (0.48)          (0.39)         (0.41)        (0.45)
                                                                ------        ------          ------         ------        ------
Net asset value, end of period .........................        $9.64         $9.35           $9.87          $10.23         $9.94
                                                                ======        ======          ======         ======        ======

Total return (not reflecting sales charge) .............         7.52%        (0.33)%          0.18%          7.20%         6.80%

Ratios/supplemental data
   Net assets, end of period (in thousands) ............        $1,874        $1,036          $1,667         $1,476           $41
   Ratio of expenses to average net assets .............         1.47%         1.43%           1.45%          1.36%         1.08%
   Ratio of net investment income
      to average net assets ............................         3.93%         4.07%           3.57%          3.94%         4.64%
   Portfolio turnover rate .............................        44.17%        48.99%          87.49%         11.31%         5.09%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets .............         1.89%         1.91%           1.85%          2.08%         2.12%
   Ratio of net investment income
      to average net assets ............................         3.51%         3.58%           3.17%          3.22%         3.60%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .............         1.39%         1.39%           1.37%          1.35%         1.07%


Note: Effective July 16, 1998, Zions First National Bank became the Fund's Investment Sub-Adviser replacing First Security Investment Management, Inc.

                                                                                              Class Y
                                                                -----------------------------------------------------------------
                                                                                        Year Ended June 30,
                                                                -----------------------------------------------------------------
                                                                 2001          2000            1999           1998          1997
                                                                ------        ------          ------         ------        ------
Net asset value, beginning of period ...................        $9.36         $9.88           $10.24         $9.94         $9.74
                                                                ------        ------          ------         ------        ------

Income (loss) from investment operations:
   Net investment income ...............................         0.49          0.45            0.45           0.53          0.61
   Net gain (loss) on securities (both
      realized and unrealized) .........................         0.34         (0.38)          (0.32)          0.30          0.21
                                                                ------        ------          ------         ------        ------

Total from investment operations .......................         0.83          0.07            0.13           0.83          0.82
                                                                ------        ------          ------         ------        ------

Less distributions (note 6):
   Dividends from net investment income ................        (0.51)        (0.53)          (0.49)         (0.53)        (0.62)
   Distributions from capital gains ....................          -           (0.06)            -              -             -
                                                                ------        ------          ------         ------        ------

   Total distributions .................................        (0.51)        (0.59)          (0.49)         (0.53)        (0.62)
                                                                ------        ------          ------         ------        ------

Net asset value, end of period .........................        $9.68         $9.36           $9.88          $10.24        $9.94
                                                                ======        ======          ======         ======        ======

Total return (not reflecting sales charge) .............         9.05%         0.86%           1.19%           8.52%        8.69%

Ratios/supplemental data
   Net assets, end of period (in thousands) ............          $5            $0.1            $5           $1,988          $41
   Ratio of expenses to average net assets .............         0.42%         0.42%           0.43%          0.37%        0.08%
   Ratio of net investment income
      to average net assets ............................         4.83%         4.88%           4.45%          5.02%        5.64%
   Portfolio turnover rate .............................        44.17%        48.99%          87.49%         11.31%        5.09%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets .............         0.64%         0.86%           0.96%          1.10%         1.12%
   Ratio of net investment income
      to average net assets ............................         4.62%         4.43%           3.92%          4.29%         4.60%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:


   Ratio of expenses to average net assets .............         0.36%         0.39%           0.34%          0.36%         0.07%



Note: Effective July 16, 1998, Zions First National Bank became the Fund's Investment Sub-Adviser replacing First Security Investment Management, Inc.

                 See accompanying notes to financial statements.

SHAREHOLDER MEETING RESULTS (UNAUDITED)

The Annual Meeting of Shareholders of Tax-Free Fund for Utah (the "Fund") was held on October 5, 2000. The holders of shares representing 74% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

1.   To elect Trustees.

     Number of Votes:

         TRUSTEE                        FOR                       WITHHELD

         Lacy B. Herrmann               2,760,858                 24,066
         Gary C. Cornia                 2,760,858                 24,066
         William L. Ensign              2,757,074                 27,850
         Diana P. Herrmann              2,757,074                 27,850
         Anne J. Mills                  2,757,074                 27,850
         R. Thayne Robson               2,760,858                 24,066


2.   To ratify the selection of KPMG LLP as the Fund's independent auditors.

         Number of Votes:

         FOR                            AGAINST                   ABSTAIN

         2,770,631                      719                       13,575

3.   To act upon a  proposal to change the fundamental  policies  of the Fund to
allow   the   use   of   additional   nationally  recognized  statisical  rating
organizations.

         Number of Votes:

         FOR                            AGAINST                   ABSTAIN

         1,999,436                      45,845                    37,540

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)


     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended June 30, 2001, $1,755,478 of dividends paid by Tax-Free Fund For Utah, constituting 96.44% of total dividends paid during the fiscal year ending June 30, 2001, were exempt-interest dividends, and the balance was ordinary dividend income.

     Prior to January 31, 2001, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2000 CALENDAR YEAR.